SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – March 22, 2010
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

DELAWARE	1-8974	22-2640650
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation)	Number)	Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY	07962-2497
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (973) 455-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On March 22, 2010, Honeywell International Inc. (the “Company”) announced that Larry Kittelberger, Senior Vice President - Technology & Operations, will retire from the Company effective April 12, 2010. Stock options previously granted to Mr. Kittelberger will vest on the effective date of his retirement and all vested options will be exercisable over their remaining terms. Mr. Kittelberger will be subject to non-competition and non-solicitation covenants. Mr. Kittelberger will forfeit any outstanding options and be obligated to repay compensatory gains from option exercises after April 12, 2010 in the event of a breach of his non-competition and non-solicitation covenants.

The Company issued a press release announcing Mr. Kittelberger’s retirement on March 22, 2010, which is attached as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

      Exhibit 99.1 Press Release of Honeywell International Inc. dated March 22, 2010.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2010	Honeywell International Inc.

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins
Vice President, Corporate Secretary and
Deputy General Counsel